UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Campbell Soup Company

(Name of the Registrant as Specified In Its Charter)

THIRD POINT LLC

DANIEL S. LOEB

THIRD POINT PARTNERS QUALIFIED L.P.

THIRD POINT PARTNERS L.P.

THIRD POINT OFFSHORE MASTER FUND L.P.

THIRD POINT ULTRA MASTER FUND L.P.

THIRD POINT ENHANCED LP

THIRD POINT ADVISORS LLC

THIRD POINT ADVISORS II LLC

FRANCI BLASSBERG

MATTHEW COHEN

SARAH HOFSTETTER

MUNIB ISLAM

LAWRENCE KARLSON

BOZOMA SAINT JOHN

KURT SCHMIDT

RAYMOND SILCOCK

DAVID SILVERMAN

MICHAEL SILVERSTEIN

GEORGE STRAWBRIDGE, JR.

WILLIAM TOLER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This filing contains screenshots from a website maintained by Third Point LLC.

*****

IMPORTANT INFORMATION

On September 14, 2018, Third Point LLC filed a preliminary proxy statement (the “Preliminary Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) to solicit proxies from stockholders of Campbell Soup Company (the “Company”) for use at the Company’s 2018 annual meeting of stockholders. THIRD POINT STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT (WHEN IT BECOMES AVAILABLE) AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THE PRELIMINARY PROXY STATEMENT ALSO INCLUDES INFORMATION ABOUT THE IDENTITY OF THE PARTICIPANTS IN THE THIRD POINT SOLICITATION AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS THEREIN. All the foregoing documents, when filed, will be available at no charge on the SEC’s website at http://www.sec.gov and will also be available, without charge, on request from Third Point LLC’s proxy solicitor, Okapi Partners LLC, at (855) 208-8902 or via email at CPBinfo@okapipartners.com.

ABOUT US CASE FOR CHANGE OUR NOMINEES HOW TO VOTE NEWS & RESOURCES IMPORTANT MATERIALS Download Our Preliminary Proxy Statement (PDF) Download Our letter (PDF) Download Our 13D Filing (PDF) NEWS ANALYST COMMENT IMPORTANT MATERIAL 2018 Third Point LLC. All Rights Reserved. TERMS OF USE PRIVACY POLICY

HOW TO VOTE When avavailable, Proxy materials can be obtained by contacting: OKAPI PARTNERS LLC (212) 297-0720 or (855) 208-8902 cpbinfo@okapipartners.com If you would like to be notified when materials become available, please sign up for our mailing list Important Information On September 14,2018, Third Point LLC filed a preliminary proxy statement (the Preliminary Proxy Statement”) with the U.S. Securities and Exchange Commission : SEC ) to solicit proxies from stockholders of Campbell Soup Company (the Company”) for use at the Company’s 2018 annual meeting of stockholders. THIRD POINT STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT (WHEN IT BECOMES AVAILABLE] AND ANY OTHER DOCUMENTS TO BE FI LED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THE PRELIMINARY PROXY STATEMENT ALSO INCLUDES INFORMATION ABOUT THE IDENTITY OF THE PARTICIPANTS IN THE THIRD POINT SOLICITATION AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS THEREIN. All the foregoing documents, when filed, will be available at no charge on the SEC’s website at http://www.sec.gov and will also be available, without charge, on request from Third Point LLC’s proxy solicitor. Okapi Partners LLC. at (855) 208-8902 or via email at CPBinfo@okapipartners.com

ABOUT US CASE FOR CHANGE OUR NOMINEES HOW TO VOTE NEWS & RESOURCES CONTACT GENERAL INQUIRIES: Third Point LLC 390 Park Avenue New York, NY 10022 T: (212) 715-6707 F: (212)318-3851 ir@thirdpoint.com MEDIA INQUIRIES: Elissa Doyle Third Point LLC Chief Marketing Officer T: (917) 748-8533 edoyle@thirdpoint.com VOTING-RELATED MATTERS: Okapi Partners LLC T: (212) 297-0720 or (855) 208-8902 cpbinfo@okapipartners.com